SM&R Investments, Inc.


Supplement effective April 1, 2002 to the Class A and Class B Prospectus dated December 31, 2001


On page 1, amend "Fund Facts You May Fund Helpful" for the SM&R Alger Technology Fund to include:

	Assistant Portfolio Managers:	Nam Hoang
		Danny Lee

On page 5, the first sentence under "Principal Investment Strategies" is hereby restated to read:

The Alger Small-Cap Fund normally invests at least 80% of its total assets in the equity securities, such as common or preferred stocks, of small-capitalization companies listed on U.S. exchanges or in the over-the-counter market.

On page 9, the first sentence under "Principal Investment Strategies" is hereby restated to read:

The Growth Fund normally invests at least 80% of its total assets in common stock.

On page 15, the first sentence under "Principal Investment Strategies" is hereby restated to read:

The Government Bond Fund normally invests at least 80% of its total assets in securities issued or guaranteed by the U.S. Government, its agencies, or instrumentalities.


On page 44, the SM&R Alger Technology section is hereby amended to include:

SM&R Alger Technology Fund

Nam Hoang, CFA, serves as an Assistant Portfolio Manager of this fund and assists Mr. Chung in the day-to-day management since April 2002. She has been employed with Fred Alger Management, Inc. since 1997, was promoted to Analyst in September 1999, promoted to Vice President, Analyst in June 2000, promoted to Vice President, Senior Analyst in October 2001 and promoted to Vice
President, Senior Analyst, Assistant Portfolio Manager in April 2002.   Her
areas of concentration are Commercial Services & Supplies, Technology
Hardware & Equipment and Telecommunication Services.

Danny L. Lee, CFA, serves as an Assistant Portfolio Manager of this fund and assists Mr. Chung in the day-to-day management since April 2002. He has been employed with Fred Alger Management, Inc. since January 2002 as Vice President, Senior Analyst and was promoted to Vice President, Senior Analyst and Assistant Portfolio Manager in April 2002. Mr. Lee began his employment with Fred Alger Management, Inc. in 1996 and was promoted to Analyst in July 1998 and promoted to Vice President, Senior Analyst in July 2000. Mr. Lee was most recently Managing Director, Assistant Portfolio Manager with ING Furman Selz Asset Management from December 2000 until January 2002. His areas of concentration are Software & Services and Technology Hardware & Equipment.



Supplement effective April 1, 2002 to the Class T Prospectus dated December 31, 2001

On page 1 under "Principal Investment Strategies", the first sentence is amended to read:

The Growth Fund normally invests at least 80% of its total assets in common stock.

On page 7, under "Principal Investment Strategies", the first sentence is amended to read:

The Government Bond Fund normally invests at least 80% of its total assets in securities issued or guaranteed by the U.S. Government, its agencies, or instrumentalities.



Supplement effective April 1, 2002 to the Statement of Additional Information Dated December 31, 2001

On page 4, the following fundamental investment restriction shall be added after the "Senior Securities" fundamental investment restriction:

Tax-Exempt Securities (Tax Free Fund Only). The Tax Free Fund, under normal circumstances, invests at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in investments the income from which is exempt from federal income tax.

On page 4, the following shall be inserted before "Investment Techniques Applicable to One or More of the Fixed Income Funds":

Non-Fundamental Investment Limitations

Certain of the Funds have the non-fundamental investment limitations described below. These limitations may not be changed without providing the shareholders of the applicable Funds with at least 60 days prior notice. The word "assets", for purposes of the investment limitations discussed in this section, means net assets of the Fund plus the amount of any borrowing for investment purposes. These limitations are considered at the time investment securities are purchased.

Alger Technology Fund. The Alger Technology Fund, under normal circumstances, invests at least 85% of the value of its assets in the equity securities of companies principally engaged in offering, using, or developing products, processes, or services that will provide or will benefit significantly from technological advances or improvements.

Alger Small-Cap Fund. The Alger Small-Cap Fund, under normal circumstances, invests at least 80% of the value of its assets in the equity securities of small capitalization companies, as defined in the Prospectus.

Government Bond Fund. The Government Bond Fund, under normal circumstances, invests at least 80% of the value of its assets in securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities.


On page 28, the paragraph titled "Portfolio Depositary Receipts" is being restated to read:

Portfolio Depositary Receipts. To the extent otherwise consistent with its investment policies and applicable law, each of the Funds (except the SM&R Money Market Fund), may invest up to 5% of its total assets in Portfolio Depositary Receipts, exchange-traded shares issued by investment companies, typical unit investment trusts, holding portfolios of common stocks designed to replicate and, therefore, track the performance of various broad securities indexes or sectors of such indexes. For example, the Funds (except the SM&R Money Market Fund) may invest in Standard & Poor's Depositary Receipts (R) (SPDRS), issued by a unit investment trust whose portfolio tracks the S&P 500 Composite Stock Price Index, or Standard & Poor's MidCap 400 Depositary Receipts (R) (MidCap SPDRs), similarly linked to the S&P MidCap 400 Index.